UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )


FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[ ] Preliminary Proxy Statement



[ ] Definitive Proxy Statement

[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             LIBERTY FUNDS TRUST I

                             LIBERTY FUNDS TRUST II

                            LIBERTY FUNDS TRUST III

                             LIBERTY FUNDS TRUST IV

                             LIBERTY FUNDS TRUST V

                             LIBERTY FUNDS TRUST VI

                            LIBERTY FUNDS TRUST VII

                      LIBERTY FLOATING RATE ADVANTAGE FUND

                   LIBERTY - STEIN ROE FUNDS INVESTMENT TRUST

                     LIBERTY - STEIN ROE FUNDS INCOME TRUST

                    LIBERTY - STEIN ROE FUNDS MUNICIPAL TRUST

                        LIBERTY - STEIN ROE ADVISOR TRUST

                         LIBERTY - STEIN ROE FUNDS TRUST

           LIBERTY - STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

                           LIBERTY FLOATING RATE FUND

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

LFSI TEMPLATE LETTER

Date


Name
Address
City, State, Zip

Re:  Correspondence #
Account Number



Dear Name:

We have received your letter dated (Month, Date, 2001) regarding the potential sale of Liberty Financial's asset management business to FleetBoston Financial. Unfortunately, at this time we are unable to provide specific information about the outcome of the transaction. Until the close of the transaction, Liberty's asset management business will continue to operate as usual.

Any fees or charges remain in effect per the fund prospectus. We are committed to keeping you fully informed about any material changes in sales charges and fees that may occur as a result of the transaction. You will be notified well in advance of any material changes that could occur and what options you will have as a shareholder.

We hope this provides sufficient answers to your questions. If you have any questions about your account, please call our Shareholder Services Department at 1-800-345-6611. Please use the reference number listed above when inquiring about this item.

Sincerely,



Liberty Funds Services, Inc.

LFSI TEMPLATE LETTER

Month Date, 2001



Name
Address
City, State, Zip



Re:

Dear (Name):

We are writing in response to your letter of (Month, Date 2001) in which you cited your concerns over the upcoming merger with FleetBoston Financial.

Please understand that we cannot comment on information that you have read or heard regarding FleetBoston's services or products. As you read in the letter to Liberty fund Shareholders, the proposed sale of Liberty Financial's asset management business to FleetBoston is subject to a number of conditions, including approval by shareholders of Liberty Financial. Until the transaction is approved, business will continue as usual. You will continue to receive the same quality products and services you have come to expect from us. As soon as we have further information, we will share it with you.

Please be advised that your comments have been forwarded to upper management for review. If you have any questions about your account, please contact our Shareholder Services Department at (INSERT CUSTOMER SERVICE NUMBER).

Sincerely,



Liberty Funds Services, Inc.

LFSI TEMPLATE LETTER

Date

Name
Address
City, State ZIP

Re: Correspondence #
Account Number


Dear (Name):

Thank you for your letter dated (month Date, 2001). We appreciate your taking the time to communicate your concerns regarding recent changes to Liberty Funds and the pending sale of Liberty Financial's asset management business to FleetBoston Financial.

We understand that changes involving your investments can be unsettling. Liberty Financial's decision to sell its asset management business was a difficult one. After attempting to grow its asset management business through acquisitions and organizational initiatives, management determined that the company needed more scale and resources in order to achieve its full potential. Liberty Financial believes that Fleet can provide the necessary scale and resources to deliver a world-class asset management company.

The funds' Board of Trustees believes that there are benefits from combining the asset management businesses of Fleet and Liberty Financial. These include enhanced technology, access to greater resources for investment professionals, high quality customer service and an anticipated availability of additional investment options for shareholders of the funds.

Business operations will continue as usual until the transaction with FleetBoston Financial is approved and completed. You will have access to the same customer service personnel and receive the same quality products and services you have come to expect from us. If any changes are planned in the future, we will share that information with you as soon as it is available.

Again, we appreciate your taking the time to share your concerns with us. They have been forwarded to upper management for consideration. Please feel free to contact one of our Customer Service Representatives at 800-345-6611 if we can be of assistance with the servicing of your account.

Sincerely,



Hello, my name is _____. May I please speak with _______? I'm calling on behalf of your current investment in the ________Fund.
Briefly, I wanted to be sure you received a proxy card for the Special Meeting of Shareholders to be held on September 26, 2001.
Has that arrived?

            YES                                                                        NO
             |                                                                         |
             |                                                                         |
Have you had a chance to return your proxy card?                                The Proxy Materials were mailed out around
            YES                                      NO                         August 6, 2001. When you do receive them Mr./Ms.
             |                                        |                          _____ if you could return them it would be greatly
             |                                        |                           appreciated.
             |                                        |
             |                                        |                         If you have any questions, please feel free to call
             |                                        |                         us at 1-888-832-5694. Our hours of operation are
             |                                        |                         9:00am to 11:00pm Eastern Time. Thank you for your
             |                                        |                         time! Have a nice day/evening!
             |                                        |
"Thank You very much for your prompt response.    Are you interested in voting over the phone today?
 Have a nice ______."
                                                         YES                           NO
                                                         |                             |
                                                         |                             |
                                                         Would you like to             |
                                                         register your vote            |
                                                         along with the                |
                                                         recomendations of             |
                                                         your Board of                 |
                                                         Trustees?                     |

                                                         YES                           NO
                                                         |                             Well thank you for your time.
                                                         |                             If you could take a minute to
                                                         |                             vote your proxy soon, it
                                                         |                             will be much appreciated.
                                                         |


                                     Would you like me to review the proposals?
                                             YES                       NO
                                             |                         |
                                             |                         |
                                           (read Briefly and           |
                                           ask for registration        |
                                           of vote verbatim)           |
                                             |                         |
I am recording your ______ vote and will ----|                         |
send you a printed confirmation to_____.                               |
For confirmation purposes may I have the                               |
city, state and zip that we'll                                         |
be mailing your confirmation to?                                       |
        |
        |                                                             "Thank You very much for
        |                                                              participating. Have a
        |                                                              nice day/evening."
        |
"Thank You very much for
participating. Have a
nice day/evening."

Machine: This message is to remind you that a Special meeting of the _______ Fund is scheduled for September 26, 2001. To quickly vote your shares over the telephone, simply call 1-888-832-5694. When calling please refer to record # ___.
Representatives are available until 11:00 p.m. eastern time and will be happy to assist.
Your vote is important! Thank you.

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